Exhibit 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Form 10-QSB of Deli Solar (USA), Inc. (the "Company") for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, in his capacity as an officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Deli Du
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Deli Du
CEO
Date: May 12, 2006

/s/ Jianmin Li
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Jianmin Li
CFO
Date: May 12, 2006


      A signed original of this written statement required by Section 906 has been provided to Deli Solar (USA), Inc. and will be retained by Deli Solar
(USA), Inc. and furnished to the Securities and Exchange Commission or its staff upon request.